EXHIBIT 10.1

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) dated as of November 17, 2011, is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their entirety to read as follows:

“Applicable Rate” means, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage applicable on such date:

Borrowing Base Usage:	ABR Spread	Eurodollar Spread	Unused Commitment Fee Rate
Equal to or greater than 90%	1.750%	2.750%	0.500%

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Equal to or greater than 75% and less than 90%	1.500%	2.500%	0.500%
Equal to or greater than 50% and less than 75%	1.250%	2.250%	0.500%
Equal to or greater than 25% and less than 50%	1.000%	2.000%	0.375%
Less than 25%	0.750%	1.750%	0.375%

Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder at such time, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04.  The amount of each Lender’s Commitment shall be at any time the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the Borrowing Base then in effect or (iii) such Lender’s Applicable Percentage of $350,000,000.  The amount of each Lender’s Commitment as of the Third Amendment Effective Date is set forth on Schedule 2.01.

1.2 New Definition.  The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in alphabetical order:

“Third Amendment Effective Date” means November 17, 2011.

1.3 Purchase Money Indebtedness and Capital Lease Obligations.  Section 7.01(d) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(d)           (i) Indebtedness of the Borrower and the Restricted Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets (including office equipment, data processing equipment and motor vehicles), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any assets or secured by a Lien on any assets prior to the acquisition thereof or (ii) any Indebtedness of any Restricted Subsidiary issued and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Borrower or any Restricted Subsidiary, and not incurred in contemplation thereof, in a transaction permitted hereunder, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (A) with respect

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to the Indebtedness incurred pursuant to clause (i) of this Section 7.01(d), such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this Section 7.01(d) shall not exceed $20,000,000 at any time outstanding;

1.4 Indebtedness Under Senior Notes.  Section 7.01(g) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(g)           subject to any adjustment of the Borrowing Base required under Section 3.05 and any mandatory prepayment required under Section 2.11(d), unsecured Indebtedness under the Senior Notes (and any Permitted Refinancing thereof), including any Indebtedness constituting Guarantees thereof by the Borrower or any Restricted Subsidiary, in an aggregate principal amount not to exceed at any time $800,000,000; provided that at the time of and immediately after giving effect to each issuance of Senior Notes (and any Permitted Refinancing thereof), no Default shall have occurred and be continuing;

1.5 Schedule 2.01.  Schedule 2.01 to the Credit Agreement shall be and it hereby is replaced with Schedule 2.01 to this Amendment.

SECTION 2. Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that as of the date hereof, the Borrowing Base is $475,000,000, until the next Redetermination of the Borrowing Base.  Notwithstanding anything to the contrary herein or in the Credit Agreement, no Scheduled Redetermination of the Borrowing Base will be made prior to the Scheduled Redetermination to be made on or about May 1, 2012.

SECTION 3. Departing Lender and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves to reallocate their respective Commitments under the Credit Agreement.  In addition, Societe Generale (the “Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to certain other Lenders and to no longer be a party to the Credit Agreement.  Each of the Administrative Agent and the Borrower hereby consent to the reallocation of the Commitments and the Departing Lender’s assignment of its rights, interests, liabilities and obligations under the Credit Agreement to certain other Lenders.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of the Departing Lender shall terminate and the Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 2.01 of this Amendment.  With respect to such reallocation, each Lender shall fund its portion of the increase in the Loans, as determined by the Administrative Agent, to the Administrative Agent such that, after giving effect thereto, the principal amount of each Lender’s outstanding Loans shall be and be deemed to be equal to its Applicable Percentage of the aggregate outstanding principal amount of all Loans as set forth on Schedule 2.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders, including the assignment by the Departing Lender of all of its rights, interests, liabilities and obligations under

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the Credit Agreement to the other Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders, including the Departing Lender, had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3.  To the extent requested by any Lender, including the Departing Lender, and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the addition and reallocation contemplated by this Section 3.

SECTION 4. Conditions.  The amendments to the Credit Agreement set forth in Section 1 of this Amendment, the redetermination of the Borrowing Base set forth in Section 2 of this Amendment and the additions, reallocations and assignments contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1 Execution and Delivery.  The Borrower, each Guarantor and the Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.

4.2 Fees and Expenses. The Borrower shall have paid (or contemporaneously with this Amendment becoming effective, will pay) to the Administrative Agent, for the benefit of the Lenders, the amounts separately agreed upon among the Borrower, the Lead Arranger and the Administrative Agent and all reasonable invoiced fees and expenses required to be paid on or before the effectiveness of this Amendment.

4.3 No Default.  No Default shall have occurred and be continuing.

4.4 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 5. Representations and Warranties of the Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties.  After giving effect to the amendments herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and

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warranties shall continue to be true and correct in all material respects as of such specified earlier date).

5.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon the Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any Guarantor except as otherwise permitted in the Credit Agreement.

5.3 Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

6.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses.  The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

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6.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrower, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7 Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Blank.  Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: CLAYTON WILLIAMS ENERGY, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
GUARANTORS: SOUTHWEST ROYALTIES, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
WARRIOR GAS CO. a Texas corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
CWEI ACQUISITIONS, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
ROMERE PASS ACQUISITION L.L.C. a Delaware limited liability company By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President

CWEI ROMERE PASS ACQUISITION CORP. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
BLUE HEEL COMPANY a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
TEX-HAL PARTNERS, INC. a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
DESTA DRILLING GP, LLC a Texas limited liability company By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
DESTA DRILLING, L.P. a Texas limited partnership By:Desta Drilling GP, LLC, its general partner By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President

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WEST COAST ENERGY PROPERTIES GP, LLCa Texas limited liability company By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
CLAJON INDUSTRIAL GAS, INC. a Texas corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President
CLAYTON WILLIAMS PIPELINE CORPORATION a Delaware corporation By: /s/ Michael L. Pollard Michael L. Pollard, Senior Vice President

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JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender By: /s/ Mark E. Olson Name: Mark E. Olson Title: Authorized Officer

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BANK OF SCOTLAND plc, as Syndication Agent and a Lender By: /s/ Julia R. Franklin Name: Julia R. Franklin Title: Vice President

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UNION BANK, N.A., as Co-Documentation Agent and a Lender By: /s/ Alison White Name: Alison White Title: Vice President

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BNP PARIBAS, as Co-Documentation Agent and a Lender By: /s/ Edward Pak Name: Edward Pak Title: Director By: /s/ Michaela Braun Name: Michaela Braun Title: Director

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NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By: /s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Managing Director

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Managing Director

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COMPASS BANK, as a Lender By: /s/ Kathleen J. Bowen Name: Kathleen J. Bowen Title: Senior Vice President

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THE FROST NATIONAL BANK, as a Lender By: /s/ Alex Zemkoski Name: Alex Zemkoski Title: Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ David Morris Name: David Morris Title: Vice President

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UBS LOAN FINANCE LLC, as a Lender By: /s/ Irja R. Otsa Name: Irja R. Otsa Title: Associate Director By: /s/ Mary E. Evans Name: Mary E. Evans Title: Associate Director

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THE ROYAL BANK OF SCOTLAND plc, as a Lender By: RBS Securities Inc., as Agent, By: /s/ Sandra Aultman Name: Sandra Aultman Title: Director

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SOCIETE GENERALE, as the Departing Lender By: /s/ Stephen W. Warfel Name: Stephen W. Warfel Title: Managing Director

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SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment as of the Third Amendment Effective Date	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	Administrative Agent	20.0000000%	$70,000,000.00	$100,000,000.00
Bank of Scotland plc	Syndication Agent	11.4285714%	$40,000,000.00	$57,142,857.00
Union Bank, N.A.	Co-Documentation Agent	11.4285714%	$40,000,000.00	$57,142,857.00
BNP Paribas	Co-Documentation Agent	11.4285714%	$40,000,000.00	$57,142,857.00
The Royal Bank of Scotland plc		8.5714286%	$30,000,000.00	$42,857,143.00
Compass Bank		8.5714286%	$30,000,000.00	$42,857,143.00
The Frost National Bank		8.5714286%	$30,000,000.00	$42,857,143.00
Natixis		7.1428571%	$25,000,000.00	$35,714,286.00
KeyBank National Association		7.1428571%	$25,000,000.00	$35,714,286.00
UBS Loan Finance LLC		5.7142858%	$20,000,000.00	$28,571,428.00
TOTAL		100.0000000%	$350,000,000.00	$500,000,000.00

65614983.3                                                       SCHEDULE 2.01